UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2026

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Standex International Corporation

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01         Entry into a Material Definitive Agreement.

On October 28, 2024 (the “Original Closing Date”), Standex International Corporation, a Delaware corporation (“Standex”), through its wholly owned Singaporean subsidiary, Mold-Tech Singapore PTE LTD (“Mold-Tech Singapore”), acquired 90.10% of the capital stock of Narayan Powertech Private Limited, a private company incorporated under the laws of India (“Narayan”), pursuant to a Securities Purchase Agreement dated as of the Original Closing Date (the “Original Narayan Purchase Agreement”) by and among Standex, Mold-Tech Singapore, Narayan and the stockholders of Narayan (the “Narayan Selling Parties”), all as previously reported by Standex in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2024.

Pursuant to the Original Narayan Purchase Agreement, subject to receipt of regulatory approval from the Reserve Bank of India (“RBI”), Mold-Tech Singapore was to acquire the remaining 9.90% of the capital stock of Narayan from the Narayan Selling Parties in a second closing, in consideration for shares of Standex common stock (the “Share Swap”). Simultaneously with the execution of the Original Narayan Purchase Agreement, Standex, Mold-Tech Singapore and certain of the Narayan Selling Parties named therein (the “Narayan Minority Shareholders”) entered into a Shareholders’ Agreement dated as of the Original Closing Date (the “Shareholders’ Agreement”), which provided that if RBI approval for the Share Swap was not obtained by October 28, 2025, the remaining 9.90% of the outstanding capital stock of Narayan would instead become subject to put and call options exercisable in accordance with schedules set forth in the Shareholders’ Agreement, at a purchase price based on the greater of (a) the fair market value of the securities of Narayan as of the Original Closing Date and (b) a formula based on Narayan’s adjusted EBITDA for the twelve months prior to the exercise of any such put or call option.

RBI approval for the Share Swap was not obtained by October 28, 2025. As a result, in accordance with the terms of the Shareholders’ Agreement, the put and call options described above became exercisable with respect to the remaining 9.90% of the outstanding capital stock of Narayan in lieu of the Share Swap.

Rather than exercising those put and call options, Standex, through Mold-Tech Singapore, and the Narayan Minority Shareholders determined to negotiate a direct sale of the remaining minority interest in Narayan. On June 26, 2026, Standex, through Mold-Tech Singapore, and the Narayan Minority Shareholders entered into a Securities Purchase Agreement (the “Second Narayan Purchase Agreement”), pursuant to which Mold-Tech Singapore agreed to acquire the remaining 9.90% of the outstanding capital stock of Narayan from the Narayan Minority Shareholders for aggregate cash consideration of approximately $64,000,000 (the “Second Narayan Transaction”), rather than pursuant to the put and call options under the Shareholders’ Agreement. The closing of the Second Narayan Transaction is expected to occur on July 2, 2026. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

The foregoing description of the Second Narayan Purchase Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Second Narayan Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Second Narayan Purchase Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The Second Narayan Purchase Agreement contains representations, warranties and covenants that the parties made to each other solely for purposes of that agreement, which may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, and no person should rely on such representations and warranties as statements of factual information at the time they were made or otherwise.

Item 1.02         Termination of a Material Definitive Agreement.

As a result of the completion of the Second Narayan Transaction described in Item 1.01 above, Mold-Tech Singapore now owns 100% of the outstanding capital stock of Narayan, and none of the Narayan Minority Shareholders (or their permitted transferees) continues to hold any capital stock of Narayan. The Shareholders’ Agreement provides by its own terms that it terminates automatically upon consummation of a transaction, such as the Second Narayan Transaction, following which no Narayan Minority Shareholder or its permitted transferees continues to hold any capital stock of Narayan. In addition, the Second Narayan Purchase Agreement, dated as of June 26, 2026, contains a provision expressly confirming that the Shareholders’ Agreement terminated in accordance with its terms upon the closing of the Second Narayan Transaction. Accordingly, the Shareholders’ Agreement terminated effective as of the closing of the Second Narayan Transaction on July 2, 2026.

The Shareholders’ Agreement had provided the Narayan Minority Shareholders with certain minority shareholder rights, including preemptive rights, rights to appoint directors, protective provisions with respect to certain matters, and tag-along rights, in addition to the put and call options described in Item 1.01 above. Neither Standex nor Mold-Tech Singapore incurred any early termination penalty in connection with the termination of the Shareholders’ Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01         Completion of Acquisition or Disposition of Assets.

On July 2, 2026, Standex, through Mold-Tech Singapore, completed the acquisition of the remaining 9.90% of the outstanding capital stock of Narayan pursuant to the Second Narayan Purchase Agreement described in Item 1.01 above. As a result of the completion of the Second Narayan Transaction, Mold-Tech Singapore now owns 100% of the outstanding capital stock of Narayan.

The information contained in Item 1.01 and Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

SECTION 7 – REGULATION FD DISCLOSURE

Item 7.01         Regulation FD Disclosure.

On July 2, 2026, Standex issued a press release announcing the completion of the acquisition of the remaining 9.90% minority interest in Narayan described in Items 1.01, 1.02 and 2.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits – The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.         Description

10.1	Securities Purchase Agreement, dated as of June 26, 2026, by and among Standex International Corporation, Mold-Tech Singapore PTE LTD and the Narayan Minority Shareholders named therein.

99.1	Press Release of Standex International Corporation dated July 2, 2026 regarding completion of the acquisition of the remaining minority interest in Narayan Powertech Private Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are intended to come within the safe harbor protection provided by the Act. By their nature, all forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Standex’s actual results are identified in Standex’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and in its other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ Ademir Sarcevic

Ademir Sarcevic
Chief Financial Officer

Date: July 2, 2026

Signing on behalf of the registrant and as principal financial officer